INTRAMERICA LIFE INSURANCE COMPANY

Supplement dated May 1, 2020, to the
Scudder Horizon Plan Variable Annuity

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable or fixed annuity you own and is not intended to be a prospectus or offer for any other variable or fixed annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-833-0194.
The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) was enacted on December 20, 2019 and makes important changes to qualified annuities.
For qualified annuity contract owners and qualified employer plan participants attaining age 70 ½ on or after January 1, 2020, the age at which you must begin taking Required Minimum Distributions is increased to age 72. This change does not impact contract owners or participants who attained age 70 ½ before January 1, 2020.
Beneficiaries of qualified annuity contract owners and defined contribution plan participants who die on or after January 1, 2020, with limited exceptions, will be required to take the entire death benefit within ten years of the death. This rule does not apply to eligible designated beneficiaries (“EDB”), who are: (1) the owner/ participant’s surviving spouse, (2) the owner/participant’s minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than the owner/participant. Instead of taking distributions under the new 10-year rule, an EDB can elect to take distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 of the year following the date of death, subject to certain special rules. An individual’s status as an EDB is determined on the date of the owner/participant’s death. The limit prohibiting individuals who have attained age 70 ½ from making non-rollover contributions to traditional IRAs is repealed for tax years after December 31, 2019.
You should consult with your financial professional or tax advisor if you believe you are affected by these changes.

Coronavirus Aid, Relief, and Economic Security Act
Note: You should consult with Us and your tax advisor as provisions enacted in response to the
COVID-19 outbreak continue to evolve, as additional information is received and communicated by the IRS and the Department of Labor.

On March 27, 2020 (Date of Enactment), Congress passed, and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans.
Waiver of Required Minimum Distributions (RMDs) for 2020
The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020. The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020. For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until 4/1/20 to take it. If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.

The relief applies both to lifetime and post-death RMDs. In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5-year rule is extended by one year. It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act.

Withdrawals from Employer Plans and IRAs, including Roth IRAs
Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief applies to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457, as applicable;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions, as applicable;

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Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

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Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c) (8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief would be limited to aggregate distributions of $100,000. See below for a description of who is eligible for the relief.

Plan Loans
The following relief is provided with respect to plan loans (if available under a contract) taken by any “qualified individual” who is affected by the coronavirus:

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For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance. Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance. We understand that DOL is aware of this issue.

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The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans. See below for a description of who is eligible for the plan loan relief.

Eligible Individuals for Withdrawal and Loan Relief
The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility. The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

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The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance

Extension of IRA Contribution Deadline
The deadline for making a 2019 IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.